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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

              125 South Dakota Avenue                                 57104
             Sioux Falls, South Dakota                             (Zip Code)
      (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)


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


Item 7.        Financial Statements and Exhibits

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 15, 2004

* filed herewith



Item 12.       Results of Operations and Financial Condition

On March 15, 2004, NorthWestern Corporation (the "Company") issued a press release containing material information regarding its results of operations and financial condition for the fiscal year ended December 31, 2003, including information regarding asset sales. The press release is attached hereto as
Exhibit 99.1.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:  /s/ Roger Schrum
                                         ---------------------------------------
                                         Roger Schrum
                                         Vice President - Human Resources and
                                         Communications

Date:  March 15, 2004















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


                                Index to Exhibits
                                -----------------

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 15, 2004

* filed herewith





















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